Exhibit 99.1



# WellCare Health Plans, Inc.

## Management Presentation



January 2014



# Cautionary Statement

This presentation contains "forward-looking" statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "would," and similar expressions are forward-looking statements. Our financial outlook contains forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare's actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, WellCare's progress on top priorities such as improving health care quality and access, ensuring a competitive cost structure for both administrative and medical expenses, and delivering prudent, profitable growth.

Additional information concerning these and other important risks and uncertainties can be found under the captions "Forward-Looking Statements" and "Risk Factors" in the Company's prospectus supplement and prospectus relating to the notes, Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly Report on Form 10-Q for the period ended September 30, 2013, and other filings by WellCare with the U.S. Securities and Exchange Commission, which contain discussions of WellCare's business and the various factors that may affect it. WellCare undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.

Certain information contained in this presentation is adjusted from amounts determined under generally accepted accounting principles ("GAAP"). Schedules and other information reconciling adjusted and GAAP results are provided in news releases and transcripts published on the Company's web site at www.wellcare.com.

Financial results and related data for 2013 are unaudited.

# What We Do

**Improve quality and access for beneficiaries and strengthen the fiscal sustainability of government health care coverage**

- We are focused solely on government program-related health care coverage
- We operate with meaningful scale in the three most important programs – Medicaid, Medicare Advantage, and Medicare PDPs
- Within these programs, we target lower-income and dually-eligible individuals across the full spectrum of eligibility groups
- We manage care through our operating platform and provider network that are tailored to these programs and individuals

**Governments**



**Members**



**Providers**



# Industry Growth Profile

## Medicaid

- Medicaid coverage anticipated to grow due to Affordable Care Act expansions, economic conditions
- Medicaid managed care proven approach to care, quality, and fiscal sustainability – and therefore likely to grow due to:
  - State fiscal pressures
  - Demographic trends
  - Demand for longer term and more medically complex care

## Medicare

- Medicare coverage expected to grow as average of 10,000 people age-in each day through 2031
- Medicare Advantage enhances individual's health care cost predictability and economic security versus traditional Medicare
  - Particularly important for low income and those financially ill-prepared for later years of life
- MA plans serve 29% of Medicare beneficiaries, up from 18% in 2006

### Forecast U.S. Medicaid and CHIP

**Enrollment**



millions
62.2
78.5
2013
2018

**Spend**



dollars in billions
$430
$655
2013
2018

### Forecast U.S. Medicare

**Enrollment**



millions
51.1
59.3
2013
2018

**Spend**



dollars in billions
$604
$828
2013
2018

Source: Centers for Medicare & Medicaid Services Office of the Actuary as of September 2013

***Economic conditions, demographics, government fiscal pressures drive likely expansion of Medicaid and Medicare managed care opportunities***

# Three Product Strategy


Medicaid
Cross sell
New business
RFP qualifications
Rx cost leverage
New business
Low income
and
Dual eligibles
Medicare
Advantage
Medicare
PDP
Cross sell
New business
Rx cost leverage

***By leveraging complementary elements, we work to obtain better results from each program than we would by serving any one***

# Approach to Growth

## *Bid, build, or buy approach drives significant organic growth supplemented by opportunistic acquisitions*

| Selected growth activities | Medicaid | Medicare Advantage | Medicare PDP |
|---|---|---|---|
| **Bid** | ▪ Florida MMA<br>▪ Kentucky | | ▪ Annual bids |
| **Build** | ▪ New Jersey<br>▪ New York MLTC | ▪ 78 county service area expansion from 2011 to 2014 | |
| **Buy** | ▪ Missouri<br>▪ New Jersey<br>▪ South Carolina | ▪ Arizona<br>▪ California<br>▪ Windsor (4 states) | ▪ Windsor |

***Premium revenue of $9 billion for 12 months ended September 2013 increased 67% compared to 2010***

Premium revenue excludes Medicaid premium taxes.

# Operating Model

## Scalable shared services


Tampa

- Operations and IT
- Health services operations
- Marketing and sales support
- Finance and accounting
- Compliance, Legal, HR

## Local market management



WellCare regions , as of January 2014, designated by shading

- P&L ownership for Medicaid and Medicare Advantage plans
- Community outreach and marketing
- Provider network management
- Local quality and care management
- State government relations

# Company Profile

## *We are among the largest government-focused health and drug plans*



| Programs served by state |
| --- |
| Medicaid, Medicare Advantage, and PDP |
| Medicare Advantage and PDP |
| Medicare stand-alone PDP |

Service area states as of January 2014

Excludes Medicare Supplement coverage service areas

| | Medicaid | Medicare Advantage | Medicare PDP | Total |
| --- | --- | --- | --- | --- |
| **Service areas** January 2014 | 9 states | 402 counties in 18 states | 49 states + DC | |
| **Membership** Thousands estimated as of January 2014 Excludes Medicare Supplement policyholders | 1,770 | 340 | 1,230 | 3,340 |
| **Premium revenue** dollars in billions; 12 months ended September 2013 excluding Medicaid premium taxes | $5.31 | $2.86 | $0.81 | $8.98 |

# Medicaid Profile

## Serving 1.8 million members across spectrum of eligibility groups


Service area states as of January 2014

| | Programs | | |
|---|---|---|---|
| 9 States | TANF | CHIP | SSI, ABD, MLTC, or duals |
| Florida | ■ | ■ | ■ |
| Georgia | ■ | ■ | |
| Hawaii | ■ | ■ | ■ |
| Illinois | ■ | ■ | |
| Kentucky | ■ | ■ | ■ |
| Missouri | ■ | ■ | |
| New Jersey | ■ | ■ | ■ |
| New York | ■ | ■ | ■ |
| South Carolina | ■ | ■ | ■ |


Premium Revenue
dollars in millions
excluding Medicaid premium taxes
+63%
$3,252
$3,505
$4,389
$5,307
2010
2011
2012
9-30-13 LTM

- Added 3 new states over past year
- Successful Kentucky program turnaround
- Awarded 8 regions in Florida MMA procurement

# Medicaid State Highlights

## Florida



- Awarded MMA contracts (TANF and SSI members) in 8 of 11 regions, including Jacksonville, Miami, Orlando, and Tampa metropolitan areas
- Anticipate increase to at least 500,000 members by December 2014
- Implementation period May to September 2014
- Premium rates effective as of September 2013 increased on average by approximately 2.5%

## Kentucky



- January 2013 program realignment drives significant performance turnaround versus 2012
- As of September 2013, served 291,000 members, most of any plan, including 27,000 dual eligibles offering MA cross-sell opportunity
- Kentucky expanding Medicaid eligibility in 2014 under Affordable Care Act – expected to add 300,000 members to program over coming years
- Contract renewed through June 2015

## New York



- New York managed long-term care program service area expanded to 13 counties, membership grew to over 5,000 in 2013

# Medicaid State Highlights

**Hawaii**



- January 2014 awarded contract for new integrated program to be implemented in January 2015
- Contract for behavioral health services launched March 2013

**Missouri and South Carolina**



- Acquisitions during 2013 add $500 million annualized premium revenue
- South Carolina Medicaid agency terminated medical homes network program in December 2013, offering managed care plans greater opportunity for membership growth
- Expanded our South Carolina service area to 66 of the states 67 counties, and acquired membership from one of the exiting medical homes network companies

**New Jersey**



- Entered program January 2014
- Pending acquisition of Healthfirst Health Plan of New Jersey, Inc. membership to significantly expand our service area and presence in the program
- State planning to carve-in managed long-term supports and services in July 2014, plus ACA Medicaid eligibility expansion creates growth opportunities

# Medicare Advantage Profile

## *Focused on low income eligibles with 340,000 January 2014 members*



Service area states as of January 2014



Premium Revenue
dollars in millions
+114%
$1,336
$1,480
$1,936
$2,858
2010
2011
2012
9-30-13 LTM

- Serving 402 counties across 18 states – access to over 19 million eligibles
- WellCare plans membership grew 5%, during AEP
- Windsor acquisition adds 39,000 members for January 2014
- Offer only HMO products
- Dual Special Needs Plans (D-SNPs) offered in 94% of service area counties
- >50% of members are dual eligibles
- Acquisitions have added scale, broadened growth opportunity

# Prescription Drug Plans Profile

## *January 2014 membership of over 1.2 million across 49 states and DC*


2014 service area states and bid results
Below benchmark with at least 1 product: 30 regions
Within de minimis: 2 regions
Above benchmark: 1 region

Premium Revenue


dollars in millions
$785
$1,037
$993
$816
2010
2011
2012
9-30-13 LTM

- 2014 realignment of benefit designs and cost structure enabled prudent, competitive bids
- Preferred pharmacy network lowers members' and our costs
- WellCare plans membership grew 40%, during AEP
- Windsor acquisition adds >100,000 individual members plus employer group members
- Choosers are ~70% of individual members
- New members will be assigned monthly to our PDPs in 16 of our 18 2014 MA states – cross-sell opportunity

# Windsor Health Acquisition

***Windsor Health assets are a strong fit with our strategy to serve low income individuals through well-scaled Medicare products***



source: U.S. Census Bureau

***Windsor's 4 core states – Arkansas, Mississippi, South Carolina, and Tennessee – are among the highest poverty states***

| State | Poverty rate (state rank) | Medicaid '13 spend ($ billions) | Medicare '13 spend ($ billions) |
|---|---|---|---|
| Mississippi | 22.8% (01) | $4.5 | $5.5 |
| Arkansas | 19.3% (04) | $4.5 | $5.0 |
| South Carolina | 18.8% (10) | $5.5 | $8.0 |
| Tennessee | 18.4% (13) | $9.0 | $11.5 |
| U.S. | 15.9% | | |

sources: U.S. Census Bureau, Centers for Medicare & Medicaid Services, WellCare estimates

***Windsor's products build our positions in serving government health program coverage in these states and others***

- **Medicare Advantage plans**: Windsor's MA HMO and D-SNP plans are among the largest in its 4 states
- **Medicare PDPs**: Windsor's enrollment in individual PDPs strengthens our position in this program
- **Medicare Supplement policies**: Entry into Medicare Supplement product with licensure in 50 states further diversifies our product portfolio and leverages our distribution capabilities

***Windsor's 4 core states are a $50 billion annual spend government programs market with 4 million Medicaid and 3 million Medicare eligibles***

# Growth and Diversification

**$5.4 billion** premium in 2010

**$9.0 billion** premium 9-30-13 LTM


Medicare PDP
Medicaid
Medicare Advantage
other states
Florida
Florida
Georgia
other states
Medicare PDP
Medicaid
Medicare Advantage
other states
Florida
California
Florida
Georgia
Kentucky
other states

12 HMO states

15 HMO states


Medicaid and/or
Medicaid Advantage
Health Plan States

Premium revenue excludes Medicaid premium taxes

***Increasingly diversified portfolio of programs and markets***

# Historical Operating Performance

## Premium Revenue

dollars in millions
excluding Medicaid premium taxes


CAGR
2010 to 2012: 17%
$5,374
$6,022
$7,318
$8,981
2010
2011
2012
9-30-13 LTM

## Gross Margin

dollars in millions
excluding Medicaid premium taxes


CAGR
2010 to 2012: 14%
$779
$1,074
$1,014
$1,147
2010
2011
2012
9-30-13 LTM

## Administrative Expense Ratio

excluding Medicaid premium taxes


10.6%
9.9%
8.7%
8.5%
2010
2011
2012
9-30-13 LTM

## Adjusted Net Income per Diluted Share


$2.67
$6.73
$4.92
$4.85
2010
2011
2012
9-30-13 LTM

# Balance Sheet Highlights

| dollars in millions | Dec 2012 | Sept 2013 | Sept '13 pro forma |
|---|---|---|---|
| Unregulated cash and investments | $194 | $392 | $643 |
| Total cash and investments | $1,485 | $1,877 | $2,128 |
| Medical benefits payable | $733 | $965 | |
| Debt | $135 | $337 | $600 |
| Stockholders' equity | $1,323 | $1,475 | |
| Debt to total capital | 9% | 19% | 29% |
| Statutory capital | $926 | $1,074 | |
| Minimum required | $383 | $506 | |

Pro forma data provides selected balance sheet items as if the Company's $600 million in senior unsecured notes, which were issued on November 15, 2013, had been issued as of September 30, 2013. $588 million of net proceeds from the notes would have been included in unregulated cash and investments and total cash and investments, less the payment of $337 million to terminate the prior credit facility including the outstanding term loan. The net impact to both unregulated and total cash and investments on a pro forma basis is $251 million.

***Recent $600 million notes issuance strengthens financial flexibility to capitalize on growth opportunities***

# 2013 Financial Guidance

| | |
|---|---|
| **Premium revenue** | $9.35 to $9.40 billion |
| **Segment premium revenue year-over-year changes:** | |
| Medicaid | Increase approximately 26% |
| Medicare Advantage | Increase approximately 58% |
| Medicare PDP | Decrease approximately 21% |
| **Segment medical benefits ratios:** | |
| Medicaid | 88.0% to 88.5% |
| Medicare Advantage | 86.5% to 87.0% |
| Medicare PDP | 87.0% to 87.5% |
| **Adjusted administrative expense ratio** | Approximately 8.6% |
| **Adjusted net income per diluted share** | $4.60 to $4.70 |

- The Company's financial guidance for the year 2013 is as of November 15, 2013, and is not being updated in conjunction with this presentation
- All amounts and ratios exclude Medicaid premium taxes.
- Adjusted amounts exclude expenses associated with government investigations and related litigation.

# 2014 Preliminary Outlook

## *Anticipate another year of strong growth and continuing opportunities*

- Premium revenue excluding Medicaid premium taxes is anticipated to increase to 21% to 23% compared to 2013 guidance

- Pro forma for January 1, 2013 issuance of our senior notes, 2013 adjusted net income per share guidance would be $4.25 to $4.35

| Adjusted net income per diluted share | low | high |
|---|---|---|
| 2013 guidance as of November 15, 2013 | $4.60 | $4.70 |
| Estimated incremental interest expense as if senior notes had been issued on January 1, 2013, net of incremental investment income | ($0.35) | |
| **2013 pro forma guidance** | **$4.25** | **$4.35** |

On November 15, 2013, we issued $600 million in senior unsecured notes at a yield of 5.75%. Pro forma as if the senior notes were issued on January 1, 2013, our 2013 interest expense, net of investment income on the funds, would be increased by approximately $26 million compared to the interest expense estimated in our 2013 guidance that was published on November 15, 2013.

- 2014 challenges include:
  - Affordable Care Act health insurer fee
  - Medicare Advantage rates
  - Florida Medicaid MMA implementation and acquisition integration expenses
  - Quality, service, and growth initiatives and investments

# Appendix: Reconciliations of GAAP and Adjusted Financial Information

## Adjusted Administrative Expense Ratio for 9-30-13 LTM

| dollars in thousands | Twelve Months Ended September 30, 2013 |
|---|---|
| **Company premium revenue:** | |
| As determined under GAAP | $9,061,340 |
| Medicaid premium taxes | 80,277 |
| Total premium revenue net of Medicaid premium taxes (non-GAAP) | $8,981,063 |
| **Administrative expense ratio:** | |
| As determined under GAAP | 9.2% |
| Impact of Medicaid premium taxes | 0.0% |
| Excluding Medicaid premium taxes | 9.2% |
| Selling, general and administrative expense adjustments [a] | (0.7%) |
| Adjusted (non-GAAP) | 8.5% |

(a) Results from expenses associated with government investigation-related legal, accounting, and other costs, as well as liabilities for litigation resolution for each of the respective periods, which dollar amounts are disclosed on the schedules at right.

## Adjusted Net Income per Diluted Share for 9-30-13 LTM

| dollars in thousands except per share data | For the Twelve Months Ended September 30, 2013 GAAP | Adjustments | Adjusted (Non-GAAP) |
|---|---|---|---|
| Selling, general and administrative expense | $830,939 | ($62,592) [a][b] | $768,347 |
| Income tax expense | $102,998 | $30,629 [c] | $133,627 |
| Net Income | $181,179 | $31,963 | $213,142 |
| Net Income per diluted share | $4.12 | $0.73 | $4.85 |

(a) Investigation-related legal, accounting, and other costs: Administrative expenses associated with the government investigations and related litigation amounted to $59.9 million during the twelve months ended September 30, 2013.

(b) Liability for government investigation-related litigation resolution: Based on the status of government investigation-related litigation, the Company recorded expense of $2.7 during the twelve months ended September 30, 2013.

(c) Income tax expense: Had the Company not recorded the government investigation-related items described above, the Company estimates that its income tax expense would be increased by $30.6 million during the twelve months ended September 30, 2013, based on the effective income tax rates applicable to adjusted (non-GAAP) results.